UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2008 (December 28, 2007)

PC Connection, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23827	02-0513618
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Rt. 101A, 730 Milford Road, Merrimack, NH 03054

(Address of principal executive offices and zip code)

(603) 683-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2007, the Board of Directors of PC Connection, Inc., a Delaware corporation (the “Company”) approved amendments to the Company’s Bylaws (the “Bylaws”), effective December 28, 2007, to clarify the Company’s ability to issue and transfer uncertificated shares.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws, as amended, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC CONNECTION, INC.

Date: January 9, 2008

By:  /s/  Jack Ferguson

        Jack Ferguson

        Executive Vice President, Treasurer, and

        Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws of the Registrant, as amended